Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of December 13, 2024.

Ares Management LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Multi-Credit Fund Cayman Ltd.
By:	Ares Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Multi-Asset Credit Strategies Fund LP
By:	Ares Capital Management III LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Multi-Credit Fund (IL), LP
By:	Ares Capital Management III LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Global Multi-Asset Credit Master Fund, L.P.
By:	Ares Capital Management III LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

CION Ares Diversified Credit Fund

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

CION Ares Management LLC

By:	/s/ David Sachs
Name:	David Sachs
Title:	Authorized Signatory

Ares Management Limited

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

Ares Private Account Management I, L. P.
By:	Ares Private Account Management I GP, LLC, its general partner

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Private Account Management I GP, LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Enhanced Loan Investment Strategy Advisor IV, L.P.
By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner

By:	Ares Management LLC, its managing member

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC
By:	Ares Management LLC, its managing member

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Multi-Credit Fund LLC
By:	Ares Management LLC, its manager

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Capital Management III LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Capital Management II LLC

By:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Management Holdings L.P.
By:	Ares Holdco LLC, its general partner

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Corporation

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Voting LLC
By:	Ares Partners Holdco LLC, its sole member

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management GP LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Partners Holdco LLC

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory